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EXHIBIT 10.5      FORM OF NEW YORK COMMUNITY BANCORP, INC.
                  STOCK OPTION ASSUMPTION AGREEMENT



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                                     FORM OF
                        NEW YORK COMMUNITY BANCORP, INC.
                        STOCK OPTION ASSUMPTION AGREEMENT


OPTIONEE:         [Name]

      THIS STOCK OPTION ASSUMPTION AGREEMENT is hereby issued as of the 31st day of July, 2001, by New York Community Bancorp, Inc., a Delaware corporation ("NYCB").

      WHEREAS, the undersigned individual ("Optionee") holds one or more outstanding options to purchase shares of the common stock of Richmond County Financial Corp. ("RCF"), which were granted to Optionee under the [Name of Plan] (the "Plan") and are evidenced by an award agreement or similar documentation (the "Award Agreement") between RCF and the Optionee, which are incorporated by reference herein.

      WHEREAS, effective as of July 31, 2001 (the "Effective Time"), RCF has merged with and into NYCB (the "Merger") pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 27, 2001, by and between RCF and NYCB;

      WHEREAS, the Merger Agreement provides that, as of the Effective Time, by virtue of the Merger and without any action on the part of the Optionee, each option granted by RCF to purchase shares of RCF common stock that is outstanding and unexercised, whether vested or unvested, shall be converted into an option to purchase shares of NYCB common stock at an exercise price determined in accordance with Section 6.10 of the Merger Agreement.

      NOW, THEREFORE, it is hereby agreed as follows:

      1. The number of shares of RCF common stock subject to the stock option(s) held by Optionee under the Plan immediately prior to the Effective Time, and the exercise price payable per share are set forth in Exhibit A hereto.

      2. NYCB hereby assumes, as of the Effective Time, all of the duties and obligations of RCF under each of the options as set forth in the Plan, Optionee's Award Agreement, or similar documentation containing the terms and conditions of the option grant.

      3. In connection with such option assumption by NYCB, the number of shares of NYCB Common Stock purchasable under each RCF option hereby assumed, and the exercise price payable thereunder, have been adjusted in accordance with the provisions of Section 6.10 of the Merger Agreement for the conversion of the RCF options. Accordingly, the number of shares of NYCB common stock subject to each RCF option hereby assumed as of the Effective Time shall be as specified in the attached Exhibit A, and the adjusted exercise price payable per share of NYCB common stock under the assumed RCF option shall be as indicated in the attached Exhibit A.



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      4. The following additional provisions shall govern each RCF option hereby assumed by NYCB:

            (a) Unless the context otherwise requires, all references in each Award Agreement and in the applicable plan document (as incorporated by reference in such Award Agreement) (i) to the "Company" shall mean NYCB, (ii) to "Common Stock" shall mean shares of NYCB Common Stock, (iii) to the "Board of Directors" shall mean the Board of Directors of NYCB, (iv) to the "Committee" shall mean the Committee of NYCB which administers the Plan and (v) to the "Bank" shall mean New York Community Bank.

            (b) The grant date and the expiration date for each assumed RCF option and all other provisions which govern either the exercisability or the termination of the assumed RCF option shall remain the same as set forth in the Award Agreement applicable to that option and the provisions of the Plan document, and shall accordingly govern and control Optionee's rights to purchase NYCB common stock under this Stock Option Assumption Agreement.

            (c) For purposes of applying any and all provisions of the Award Agreement relating to Optionee's status as an employee, Optionee shall be deemed to continue in such status for so long as Optionee renders services as an employee of NYCB or any NYCB subsidiary (within the meaning of "subsidiary corporation" as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended). Accordingly, the provisions of the Award Agreement governing the termination of the assumed RCF options shall apply upon Optionee's cessation of employment with NYCB and its subsidiaries, and each assumed RCF option shall accordingly terminate, within the designated time period in effect under the Award Agreement for that option, following cessation of employment with NYCB and its subsidiaries.

            (d) The adjusted exercise price payable for the NYCB Common Stock subject to each assumed RCF option shall be payable in any of the forms authorized under the Plan and the Award Agreement applicable to that option.

            (e) In order to exercise each assumed RCF option, Optionee must deliver to NYCB a written notice of exercise which indicates the number of shares of NYCB Common Stock to be purchased, accompanied by payment of the adjusted exercise price. Such notice shall be delivered to NYCB at the following address:

                  New York Community Bancorp, Inc.
                  Attn: Michael J. Lincks
                  Executive Vice President and Corporate Secretary New York Community Bancorp, Inc.
                  615 Merrick Avenue
                  Westbury, New York 11590


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      5.  Except  to the  extent  specifically  modified  by this  Stock  Option
Assumption Agreement, all of the terms and conditions of each Award Agreement, as in effect immediately prior to the Merger, shall continue in full force and effect and shall not in any way be amended, revised or otherwise affected by this Stock Option Assumption Agreement.

      IN WITNESS WHEREOF, NYCB has caused this Stock Option Assumption Agreement to be executed on its behalf by its duly authorized officer as of the 31st day of July, 2001.

                                    NEW YORK COMMUNITY BANCORP, INC.


                                    By: ________________________________________

                                    Title: _____________________________________



                                 ACKNOWLEDGMENT

      The undersigned acknowledges receipt of this Stock Option Assumption Agreement and understands and acknowledges that all rights and liabilities with respect to each of his RCF options hereby assumed by NYCB are as set forth only in the Award Agreement, the Plan and this Stock Option Assumption Agreement, and that no other agreements exist with respect to his RCF options. The undersigned also acknowledges that, except to the extent specifically modified by this Stock Option Assumption Agreement, all of the terms and conditions of the Award Agreement, as in effect immediately prior to the Effective Time, shall continue in full force and effect and shall not be otherwise affected by this Stock Option Assumption Agreement. The undersigned further acknowledges that the RCF options described in Exhibit A hereto constitute all of the options or other rights to purchase RCF common stock that he owned immediately prior to the Effective Time of the Merger.

                                    OPTIONEE


                                    ------------------------------------------
                                    [name]

                                    DATE: ___________________________________





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                                    EXHIBIT A





                Optionee's Outstanding Options to Purchase Shares
                 of Richmond County Financial Corp. Common Stock
                                  (Pre-Merger)



   DATE OF OPTION GRANT      NUMBER OF OUTSTANDING     EXERCISE PRICE PER SHARE
   --------------------      ---------------------     ------------------------
                                 STOCK OPTIONS
                                 -------------





                Optionee's Outstanding Options to Purchase Shares of New York Community Bancorp, Inc. Common Stock
                                  (Post-Merger)



   DATE OF OPTION GRANT      NUMBER OF OUTSTANDING     EXERCISE PRICE PER SHARE
   --------------------      ---------------------     ------------------------
                                 STOCK OPTIONS
                                 -------------








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